Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IQ Micro Inc. (the “Company”) on Form 10-QSB for the period ended December 31, 2006 as filed with Securities and Exchange Commission on the date hereof (the “Report”), I, Johnny Christiansen, Chief Executive Officer and President of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1) The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 20, 2007	/s/ Johnny Christiansen
Johnny Christiansen
Chief Executive Officer and President